EXHIBIT 10.(b)

                                  EXHIBIT 10(B)

                          REGISTRATION RIGHTS AGREEMENT

                  Registration Rights Agreement dated February 23, 1998 between Guardian International, Inc., a Nevada corporation (the "Company"), and the shareholders listed on the signature pages hereto (each, a "Shareholder" and collectively, the "Shareholders"). Capitalized terms not defined herein shall have meaning assigned to them in the Stock Purchase Agreement (defined below).

                                    RECITALS

                  The Company and the Shareholders are parties to a Stock Purchase Agreement, effective as of February 1, 1998 (the "Stock Purchase Agreement"), pursuant to which the Company has issued to the Shareholders an aggregate of 1,981,700 shares (the "Shares") of the Company's Class A Voting Common Stock, par value $.001 per share (the "Common Stock"). In order to induce the Shareholders to enter into the Stock Purchase Agreement, the Company has agreed to provide to each current Shareholder the registration rights set forth in this Agreement.

                                    AGREEMENT

         1. REGISTRATION RIGHTS.

         (a) INCIDENTAL RIGHTS. If at any time or from time to time the Company proposes to file with the Securities and Exchange Commission (the "Commission") a registration statement (other than a registration statement on Form S-8 covering solely an employee benefit plan or a registration statement on Form S-3 covering solely offers pursuant to a dividend or interest reinvestment plan) for the registration under the Securities Act of 1933, as amended (the "Securities Act") of any shares of Common Stock for sale to the public by the Company or on behalf of a shareholder of the Company for cash (excluding shares of Common Stock issuable by the Company upon the exercise of employee stock options or in connection with the merger or consolidation of the Company with one or more other corporations), the Company shall give the Shareholders at least 30 days' prior written notice of the filing of the proposed registration statement (the "Registration Notice"). The Registration Notice shall include a list of the states and foreign jurisdictions, if any, in which the Company intends to qualify such shares, the number of shares so proposed to be registered, the proposed date of filing of such registration statement, any proposed means of distribution of such shares, any proposed managing underwriter or underwriters, and a good faith estimate by the Company or managing underwriter of the maximum offering price thereof, as such price is proposed to appear on the facing page of such registration statement. Upon the written request of any Shareholder (each, a "Requesting Shareholder"), received by the Company within fifteen (15) days after the giving of the Registration Notice by the Company, to register any of the Shareholder's Shares, the Company shall, subject to the conditions and in accordance with the procedures set forth in Sections 1(c) and 1(d), and at its own expense as provided in Section 3, use its best efforts to

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cause the Shares as to which registration shall have been so requested (the
"PiggyBack Shares") to be included in the coverage of such registration statement.

         Notwithstanding any other provision in this Section 1(a), if in connection with an underwritten offering the managing underwriter for the Company indicates its reasonable belief in writing that the effect of including all or part of the PiggyBack Shares in such underwritten offering will materially and adversely affect the sale of all of the Common Stock to be registered (which statement of the managing underwriter shall also state the maximum number of shares of Common Stock (the "Maximum Shares"), if any, which can be sold without materially adversely affecting such sale), then the number of shares of Common Stock to be included in the offering shall be reduced to the Maximum Shares and such Maximum Shares shall be allocated (i) first, to the Company and to any holder or holders of shares of the Common Stock who may have exercised a mandatory right for registration; and (ii) second, among the Requesting Shareholders, Westar Security, Inc., a Nevada corporation ("Westar") and Heller Financial, Inc., a Delaware corporation ("Heller"), in proportion, as nearly as practicable, as such Person's shares of Common Stock proposed to be registered bears to the aggregate number of shares of Common Stock proposed to be registered by all Persons.

         If the managing underwriter has not limited the number of shares of Common Stock to be underwritten, the Company and other holders of the Company's securities may include securities for its (or their) own account in such registration if (A) the managing underwriter so agrees and (B) the number of shares which would otherwise have been included in such registration and underwriting will not thereby be limited and (C) such other securities are then registrable on Form S-3.

         Notwithstanding any request for inclusion in any registration statement under this Section 1(a), the Requesting Shareholders may elect to reduce or withdraw their request for inclusion of its Shares at any time prior to execution of the underwriting agreement with respect thereto.

         The Company shall have the right to select all underwriters, including the managing underwriter, of all public offerings of shares of Common Stock subject to the provisions of this Section 1(a). The Requesting Shareholders shall enter into (together with the Company) an underwriting agreement with the underwriter or underwriters, provided that such underwriting agreement is in a customary form and is reasonably acceptable to the Requesting Shareholders. Nothing in this Section 1(a) shall create any liability on the part of the Company to the Requesting Shareholder if the Company for any reason decides not to file such a registration statement.

         (b) MANDATORY RIGHTS. Upon written request of Shareholders holding from time to time in the aggregate more than fifty percent (50%) of the total number of Shares ("Majority Shareholders"), the Company shall, subject to the conditions, and in accordance with the procedures, set forth in this Section 1(b) and Sections 1 (c) and 1(d), file a registration statement (and use its best efforts to cause such registration statement to become effective) and use its best efforts to qualify Shares owned by the Majority Shareholders for sale under the securities laws of such states as may be reasonably requested by the Majority Shareholders. The request for registration pursuant to this Section 1(b) shall specify the number of Shares to be registered. The Company shall have the right to select the underwriters and managers to administer the offering. The Company shall enter into

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(together with the Majority Shareholders) an underwriting agreement with the underwriter or underwriters, provided that such underwriting agreement is in a customary form and is reasonably acceptable to the Company and the Majority Shareholders.

         The Company shall be permitted to delay the filing of any registration statement requested pursuant to this Section 1(b) or to delay its effectiveness for a reasonable period of time (in no event to exceed 120 days) if, in the good faith and reasonable judgment of the Board of Directors of the Company, such registration would have a material adverse effect on pending financing transactions, corporate reorganizations or other material events involving the Company, or if the Company, in the good faith judgment of its Board of Directors, reasonably believes that the filing thereof at the time requested would require disclosure of material confidential information which would materially and adversely affect the business or prospects of the Company.

         Notwithstanding any other provision in this Section 1(b), if the managing underwriter indicates its reasonable belief in writing that the effect of including all or part of the securities requested to be registered by the Majority Shareholders (the "Demand Shares"), together with the number of shares to be registered on behalf of Heller, Westar, or the Company, if any, in the coverage of such registration statement will materially and adversely affect the sale of all of the Common Stock to be registered (which statement of the managing underwriter shall also state the number of Maximum Shares, if any), then the number of shares of Common Stock to be registered shall be reduced to the Maximum Shares and such Maximum Shares shall be allocated (i) first, to the Company and the Majority Shareholders who are exercising a mandatory right for registration and (ii) second, between Westar and Heller, in proportion, as nearly as practicable, as such Person's shares of Common Stock proposed to be registered bears to the aggregate number of shares of Common Stock proposed to be registered by all Persons.

         If the managing underwriter has not limited the number of Shares to be underwritten, the Company and other holders of the Company's securities, in addition to Heller and Westar, may include securities for its (or their) own account in such registration if (A) the managing underwriter so agrees and (B) the number of shares which would otherwise have been included in such registration and underwriting will not thereby be limited and (C) such other securities are then registrable on Form S-3.

         The Majority Shareholders shall be entitled to request two registrations pursuant to this Section 1(b). The Company shall be obligated to maintain the effectiveness of each such registration statement until the earlier of (A) the sale of all shares registered pursuant thereto, or (B) the date that is one year after the date on which the registration statement is declared effective. The Company shall not be required by this Section 1(b) to effect a registration of Shares unless (A) Form S-3, or another equivalent short-form registration statement, is then available to the Company for such registration, and (B) the aggregate number of the Shares requested to be registered exceeds 1,000,000 Shares as adjusted for any Adjustments. Notwithstanding anything contained herein to the contrary, the Company shall not be required to effect a registration pursuant to this Section 1(b) more often than once every six months.

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         The Majority Shareholders may withdraw a request under this Section
1(b) in circumstances where the Company is in material breach of its obligations hereunder and has not cured such breach after notice thereof and a reasonable opportunity to do so, or the withdrawal occurs in connection with a delay by the Company or inability of the Majority Shareholders to include all of the Shares requested by the Majority Shareholders to be so registered or the failure of any requested registration to become or remain effective as provided herein.

         (c) CERTAIN REGISTRATION CONDITIONS. The Company shall not be required to effect a registration of any Shares pursuant to Section 1(a) or 1(b), or file any post-effective amendment thereto:

                  (1) unless the Shareholders registering Shares (collectively, the "Registering Shareholders") agree (w) that they have a present intention to sell their Shares so requested (x) to sell and distribute a portion or all of their Shares in accordance with the plan or plans of distribution adopted by and through underwriters, if any, acting for the Company with respect to any request under Section 1(a), and (y) to bear a pro rata share of underwriter's discounts and commissions;

                  (2) if, in the case of a request for registration under the provisions of Section 1(b), in the opinion of counsel for the Company and counsel for the Registering Shareholders, the Shares for which registration has been requested may be disposed of within a comparable time frame without registration under the Securities Act and upon such disposition all legends on certificates representing such Shares which restrict transfer under the Securities Act and applicable state securities laws may be removed from such certificates and any such restriction and legends are so removed;

                  (3) if, in the case of a request for registration of an underwritten offering under the provisions of Section 1(b), (x) a registration statement with respect to Common Stock became effective in the same calendar quarter in which such request was made, (y) the Company in good faith anticipates filing a registration statement for an offering of Common Stock for the Company's account within sixty (60) days after such demand date and has not abandoned such proposed offering; or (z) the Company has received a request for a demand registration from the holders of other registration rights pursuant to which the Company is effecting a registration of Common Stock within sixty (60) days of the date of the Registering Shareholders' request;

                  (4) unless the Company has received from the Registering Shareholders all such information the Company reasonably requests from the Registering Shareholders concerning them and their intended method of distribution of the Shares to enable the Company to include in the registration statement all material facts required to be disclosed therein; or

                  (5) if the particular Shares for which registration has been requested have been distributed to the public pursuant to an offering registered under the Securities Act, sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force), or repurchased by the Company or any affiliate thereof.

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         (d) COVENANTS AND PROCEDURES. If and whenever the Company is required hereunder to effect the registration of Shares under the Securities Act, the Company, as expeditiously as possible, shall:

                  (1) In accordance with the Securities Act and all applicable rules and regulations, promptly, and in any event within sixty (60) days of the request, prepare and file with the Commission a registration statement covering the Shares requested to be registered and use its best efforts to cause such registration statement to become and remain effective. The Company will file such post-effective amendments to such registration statement (and use its best efforts to cause them to become effective) and such supplements as are necessary so that current prospectuses are at all times available until the earlier of the completion of the distribution of all shares under the registration statement or two years after the effective date of the registration statement; PROVIDED that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to counsel selected by the Registering Shareholders, and the sales or placement agent or agents, if any, for the Shares and the managing underwriter or underwriters, if any, draft copies of all such documents proposed to be filed at least seven (7) days prior to such filing, which documents will be subject to the reasonable review of the Registering Shareholders, the sales or placement agent or agents, if any, for the Shares and the managing underwriter or underwriters, if any, and their respective agents and representatives and (x) the Company will not include in any registration statement information concerning or relating to the Registering Shareholders to which such Registering Shareholders shall reasonably object in writing (unless in the reasonable opinion of outside counsel the inclusion of such information is required by applicable law or the regulations of any securities exchange to which the Company may be subject), and (y), the Company will not file any registration statement pursuant to Section 1(b) or amendment thereto or any prospectus or any supplement thereto to which the Registering Shareholders and managing Underwriter shall reasonably object in writing;

                  If the offering is to be underwritten, in whole or in part, enter into a written underwriting agreement in form and substance reasonably satisfactory to the managing underwriter of the public offering, the Registering Shareholders and the Company;

                  If the Shares to be covered by the registration statement are not to be sold to or through underwriters acting for the Company, the Company shall: (w) deliver to the Registering Shareholders, the sales or placement agent or agents, if any, and the managing underwriter or underwriters, if any, ("Underwriter" or "Underwriters") as promptly as practicable as many copies of preliminary prospectuses as the Registering Shareholders reasonably request, and the Registering Shareholders shall keep, or cause to be kept, a written record of the distribution of such preliminary prospectuses and shall refrain from delivery of such preliminary prospectuses in any manner or under any circumstances which would violate the Securities Act or the securities laws of any other jurisdiction, including the various states of the United States, (x) deliver to the Registering Shareholders, and the Underwriters as soon as practicable after the effective date of the registration statement, and from time to time thereafter as many copies of the prospectuses required to be delivered in connection with the sale of Shares registered under the registration statement as the Registering Shareholders or Underwriter reasonably request, (y) in case of the happening, after the effective date of such registration statement, of any event or occurrence which is required or may be

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advisable, in the judgment of the Company, the Registering Shareholders, any
Underwriter and their counsel to be set forth in an amendment of or supplement to such prospectus to make any statements therein not misleading, give the Registering Shareholders and Underwriter written notice thereof and prepare and furnish to the Registering Shareholders, and Underwriters in such quantities as it may reasonably request, copies of such amended prospectus or of such supplement to be attached to the prospectus in order that the prospectus, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and to comply with the Securities Act, and (z) deliver to the Company and the Underwriters upon reasonable request copies of any documents incorporated into any such registration statement, prospectus, amendment or supplement.

                  (2) On or prior to the date on which the registration statement is declared effective, the Company shall use its best efforts to register or qualify, and cooperate with the Registering Shareholders, the Underwriter or Underwriters, if any, and their counsel, in connection with the registration or qualification of the Shares covered by the registration statement for offer and sale under the securities laws of each state and other jurisdiction of the United States as the Registering Shareholders or Underwriter reasonably requests, to use its best efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such registration statement is required to be kept effective and to do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Shares covered by the applicable registration statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified.

                  (3) The Company shall make generally available to the Registering Shareholders and any underwriter participating in the offering conducted pursuant to the registration statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 45 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of the registration statement, which earnings statement shall cover said 12-month period, which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-QSB, 10-KSB, and (if needed) 8-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and otherwise complies with Rule 158 under the Securities Act.

                  (4) The Company shall cooperate with the Registering Shareholders and the Underwriter or Underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing the Shares to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the Underwriter or Underwriters, if any, or the Registering Shareholders request, subject to the obligation to return any certificates representing securities not sold.

                  (5) The Company shall make available for inspection by the Registering Shareholders and each Underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by the Registering Shareholders or any such Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent

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corporate documents and properties of the Company, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors, employees, and independent public accountants to supply all information reasonably requested by any such Inspector in connection with such registration statement, in each case to the extent necessary to enable the Registering Shareholders and any Underwriter to conduct a "reasonable investigation" for purposes of Section 11(a) of the Securities Act.

                  (6) The Company shall obtain a "cold comfort" letter from the Company's independent public accountants, and an opinion of counsel for the Company, each in customary form and covering such matters of the type customarily covered by cold comfort letters and opinions of counsel in connection with public offerings of securities, as the Registering Shareholders or Underwriters may reasonably request.

                  (7) If requested by the Registering Shareholders, the Company shall promptly incorporate in a prospectus, prospectus supplement or post-effective amendment such information as the Registering Shareholders reasonably specify should be included therein, including, without limitation, information relating to the planned distribution of Shares, the number of Shares being sold by each Registering Shareholder, the name and description of each Registering Shareholder, the offering price of such Shares and any discount, commission or other compensation payable in respect of the Shares being sold, the purchase price being paid therefor to the Shareholder and information with respect to any other terms of the offering of the Shares to be sold in such offering, except to the extent that the Company is advised in a written opinion of outside counsel that the inclusion of such information is reasonably likely to violate applicable securities laws; and make all required filings of such prospectus, prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus, prospectus supplement or post-effective amendment.

                  (8) If requested by the Registering Shareholders, the Company shall use reasonable efforts to participate in and assist with a "road show" any other customary marketing efforts in connection with the sale of Shares pursuant to such registration statement, at such times and in such manner as the Company shall approve.

                  (9) The Company shall promptly notify the Registering Shareholders and Underwriters, after becoming aware thereof, when the registration statement or any related prospectus or any amendment or supplement has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective, (A) of any request by the Commission for amendments or supplements to the registration statement or the related prospectus or for additional information, (B) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose or (D) of the happening of any event which makes any statement in the registration statement or any post-effective amendment thereto, prospectus or any amendment or supplement thereto, or any document incorporated therein by reference untrue in any material respect or which requires the making of any changes in the registration statement or post-effective amendment thereto

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or any prospectus or amendment or supplement thereto so that they will not contain any untrue statement or a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made) not misleading.

         (e) HELLER AND WESTAR REGISTRATION RIGHTS. The Shareholders acknowledge that Heller has certain incidental registration rights with respect to equity securities of the Company owned by it pursuant to that certain Agreement dated August 15, 1996 between Heller and the Company (the "Heller Registration Rights"). Accordingly, the Shareholders acknowledge that pursuant to the Heller Registration Rights, Heller has the right to participate in any registration effected pursuant to this Section 1. The Shareholders acknowledge that Westar has certain incidental and demand registration rights with respect to equity securities of the Company owned by it pursuant to that certain Registration Rights Agreement dated October 21, 1997 between Westar Capital, Inc. and the Company (the "Westar Registration Rights"). On November 24, 1997, Westar Capital, Inc. assigned all of its rights and obligations under its Registration Rights Agreement to Westar. Accordingly, the Shareholders acknowledge that pursuant to the Westar Registration Rights, Westar has the right to participate in any registration effected pursuant to this Section 1.

         (f) COMPANY COVENANT. The Company covenants to and with the Shareholders that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in Rule 144(c)(1) promulgated by the Commission under the Securities Act and the rules and regulations adopted by the Commission thereunder) and shall take such further action as the Shareholders may reasonably request, all to the extent required from time to time to enable the Shareholders to sell Shares without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter promulgated by the Commission.

         2. INDEMNIFICATION.

         (a) INDEMNIFICATION BY THE COMPANY. If Shares are registered under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Registering Shareholder and each underwriter of such Shares and its respective officers and directors and each other person, if any, who controls any Registering Shareholder or such underwriter within the meaning of the Securities Act, against any losses, claims, damages, actions (actual or threatened), liabilities, costs and expenses (including legal fees and costs of court), joint or several, to which a Registering Shareholder or such underwriter, director, officer, or controlling person may become subject under the Securities Act or otherwise, if and to the extent that such losses, claims, damages, costs, expenses or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, in any registration statement under which such Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged

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omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each such Registering Shareholder and each such underwriter, and each such controlling person, for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability; PROVIDED, HOWEVER, that the Company shall not be liable to a Registering Shareholder or each such underwriter or controlling persons in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus or final prospectus or such amendment or supplement in reliance upon and in conformity with information furnished to the Company through a written instrument duly executed by each such Registering Shareholder or such underwriter specifically for use in the preparation thereof.

         (b) INDEMNIFICATION BY THE SHAREHOLDERS. In connection with any registration statement in which a Registering Shareholder is participating, such Registering Shareholder shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2(a)) the Company, each director of the Company, each officer of the Company who signs such registration statement and all persons who control the Company within the meaning of the Securities Act, with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, to the extent, but only to the extent, such statement or omission was made in reliance upon and in conformity with information furnished to the Company through a written instrument duly executed by the Registering Shareholder specifically for use in the preparation of such registration statement, preliminary prospectus or final prospectus or such amendment or supplement thereto.

         (c) INDEMNIFICATION PROCEDURES. Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 2, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to the indemnified party unless such indemnifying party is prejudiced by such omission. If any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses incurred by the latter in connection with the defense thereof unless (i) in the reasonable opinion of counsel for the indemnification party a conflict of interest exists between the indemnified party and indemnifying party, (ii) the indemnified party reasonably objects to such assumption on the basis that there may be defenses available to it which are different from or in addition to the defenses available to the indemnifying party, (iii) the indemnifying party has failed to timely assume the defense of any such action or proceeding or (iv) the indemnifying party and its counsel do not actively and vigorously pursue the defense of such action . Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a

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release from all liability in respect of such claim or litigation. An indemnifying party who elects not to assume the defense of an action or where a potential conflict of interest or other defenses may be available, shall not be obligated to pay the fees and expenses of more than one counsel and local counsel where appropriate for all parties indemnified by such indemnifying party with respect to such action, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action. Cost and expenses incurred by the indemnified party shall be reimbursed, from time to time, by the Company as and when bills are received or expenses are incurred.

         (d) CONTRIBUTION. If the indemnification provided for in this Section 2 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities, and expenses referred to above shall be deemed to include all legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         3. EXPENSES. All expenses incurred by the Company and the Registering Shareholders in connection with any registration statement covering Shares offered by the Registering Shareholders, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel (including the reasonable fees and disbursements of one counsel for the Registering Shareholders) and of the independent certified public accountants, and the expense of qualifying such Shares under state blue sky laws (including reasonable fees and disbursements of counsel in connection with such qualification), messenger, telephone and delivery expenses, fees and expenses of counsel for the underwriters, costs of preparation, printing, distribution and reproduction of the registration statement, each prospectus, and each amendment and supplement thereto, the cost and charges of any transfer agent and registrar, and the premiums and other costs of insurance against liability arising out of such offering, if any, shall be borne by the Company; PROVIDED, HOWEVER, that the Registering Shareholders shall bear its pro rata share of (A) underwriter's discounts and commissions and (B) any transfer taxes related to the sale of Shares. To the extent any such expenses are incurred or paid by the Registering Shareholders, any sales or placement agent or underwriter, if any, thereof, the Company shall reimburse such person for the full amount thereof promptly after a request therefor.

         4. DISPOSITIONS DURING REGISTRATION. The Shareholders shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible or exchangeable or exercisable for such securities, during the 15 days prior to and the 90-day period beginning on the effective date of any underwritten demand registration or underwritten incidental registration (or such longer period as the Shareholders may agree with the underwriter). Each Shareholder agrees to comply with the foregoing requirements even if its Shares are not being included in such registration.

         5. TRANSFER OF RIGHTS. No registration rights and benefits set forth in this Agreement, including indemnification by the Company, shall be transferable by the Shareholders in connection with the transfer of Shares.

         6. TERM. The obligations of the Company to register Shares hereunder shall terminate on the fourth anniversary of the date of this Agreement with respect to the registration of Shares not otherwise demanded or effected by such date. Section 2 shall survive the termination of this Agreement.

         7. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if hand delivered or sent by first class registered or certified mail (return receipt requested), postage prepaid, to the respective addresses of the Company and the Shareholders set forth below, unless subsequently changed by written notice. Any notice shall be deemed to be effective when it is received.

         To the Shareholders:

                  Emanuel Zimmer, Esq.
                  6 East 74th Street
                  New York, New York 10021
                  Phone: 212-737-4653
                  Fax: 212-744-2618

         To the Company:

                  Guardian International, Inc.
                  3880 North 28th Terrace
                  Hollywood, Florida 33020-1118
                  Attention:  Richard Ginsburg, President
                  Phone:  954-926-5200
                  Fax:  954-926-1822

         With a copy to:

                  Harvey Goldman, Esq.
                  Steel Hector & Davis LLP
                  200 South Biscayne Boulevard
                  41st Floor
                  Miami, FL  33131-2398
                  Phone:  305-577-7011
                  Fax:  305-577-7001

         8. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF FLORIDA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THEREUNDER.

         9. AMENDMENTS. This Agreement may be amended only by an instrument in writing executed by all the parties hereto.

         10. COUNTERPARTS. This Agreement may be executed in multiple original counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

         11. SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. In the event any provision of this Agreement shall be held invalid, the parties agree to enter into such further agreements as may be necessary in order to carry out the intent and purposes of the parties herein.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                   GUARDIAN INTERNATIONAL, INC.

                                   By:/S/ RICHARD GINSBURG
                                      ------------------------
                                        Richard Ginsburg
                                        President and Chief Executive Officer

                                   /S/ JOEL A. COHEN
                                   ---------------------------
                                   JOEL A. COHEN

                                   /S/ RAYMOND L. ADAMS
                                   ---------------------------
                                   RAYMOND L. ADAMS

                                   /S/ NORMAN RUBIN
                                   ---------------------------
                                   NORMAN RUBIN

                                   /S/ HERBERT ABRAMSON
                                   ---------------------------
                                   HERBERT ABRAMSON

                                   /S/ SCOTT ADAMS
                                   ---------------------------
                                   SCOTT ADAMS

                                   /S/ JOSEPH BELCH
                                   ---------------------------
                                   JOSEPH BELCH

                                   /S/ ROBERT BITTON
                                   ---------------------------
                                   ROBERT BITTON

                                   /S/ DOUGLAS BLAUSCHILD
                                   ---------------------------
                                   DOUGLAS BLAUSCHILD

                                                     /S/ JOEL A. COHEN
                                                     ---------------------------
                                                     JOEL A. COHEN

                                                     /S/ JOSEPH DIGILIO
                                                     ---------------------------
                                                     JOSEPH DIGILIO

                                                     /S/ DOUGLAS DIMONDA
                                                     ---------------------------
                                                     DOUGLAS DIMONDA

                                                     /S/ PETER EYL
                                                     ---------------------------
                                                     PETER EYL

                                                     /S/ DAVID FISHMAN
                                                     ---------------------------
                                                     DAVID FISHMAN

                                                     /S/ EVELYN FREEMAN
                                                     ---------------------------
                                                     EVELYN FREEMAN

                                                     /S/ MITCHELL FREEMAN
                                                     ---------------------------
                                                     MITCHELL FREEMAN

                                                     /S/ ARLENE GLASS
                                                     ---------------------------
                                                     ARLENE GLASS

                                                     /S/ IRWIN GLASS
                                                     ---------------------------
                                                     IRWIN GLASS

                                                     /S/ JACK HIRSCHFIELD
                                                     ---------------------------
                                                     JACK HIRSCHFIELD

                                                     /S/ SEYMOUR ISAACMAN
                                                     ---------------------------
                                                     SEYMOUR ISAACMAN

                                                     /S/ GEORGE KOWALCZYK
                                                     ---------------------------
                                                     GEORGE KOWALCZYK

                                                     /S/ LAURIE KLEINHAUS
                                                     ---------------------------
                                                     LAURIE KLEINHAUS

                                                     /S/ RONALD LIEBLING
                                                     ---------------------------
                                                     RONALD LIEBLING

                                                     /S/ MARILYN LEVY
                                                     ---------------------------
                                                     MARILYN LEVY &
                                                     W.A. LEVY TRUST

                                                     /S/ VIVIAN LUCKS
                                                     ---------------------------
                                                     VIVIAN LUCKS

                                                     /S/ MARTIN MEVORAH
                                                     ---------------------------
                                                     MARTIN MEVORAH

                                                     /S/ SAMUEL MEVORACH
                                                     ---------------------------
                                                     SAMUEL MEVORACH

                                                     /S/ MIRIAM RHEIN
                                                     ---------------------------
                                                     MIRIAM RHEIN

                                                     /S/ GARY ROSE
                                                     ---------------------------
                                                     GARY ROSE

                                                     /S/ JOSEPH ROSSI
                                                     ---------------------------
                                                     JOSEPH ROSSI

                                                     /S/ NORMAN RUBIN
                                                     ---------------------------
                                                     NORMAN RUBIN

                                                     /S/ KATHERINE DIMONDA
                                                     ---------------------------
                                                     KATHERINE DIMONDA

                                                     /S/ DANIEL DIMONDA
                                                     ---------------------------
                                                     DANIEL DIMONDA

                                                     /S/ JAMES BURGER
                                                     ---------------------------
                                                     JAMES BURGER

                                                     /S/ ILENE KASSMAN
                                                     ---------------------------
                                                     ILENE KASSMAN

                                                     /S/ DONNA KASSMAN
                                                     ---------------------------
                                                     DONNA KASSMAN

                                                     /S/ BETTY AVIN
                                                     ---------------------------
                                                     BETTY AVIN

                                                     /S/ KIMBERLY AVIN
                                                     ---------------------------
                                                     KIMBERLY AVIN

                                                     /S/ IRVING AVIN
                                                     ---------------------------
                                                     IRVING AVIN

                                                     /S/ JOYCE D. BLACK
                                                     ---------------------------
                                                     MURRY VICTOR

                                                     /S/ JEFFREY SLATKEN
                                                     ---------------------------
                                                     JEFFREY SLATKEN

                                                     /S/ LILA WAGER
                                                     ---------------------------
                                                     LILA WAGER

                                                     /S/ ELI WAGER
                                                     ---------------------------
                                                     ELI WAGER

                                                     /S/ SAUL VICTOR
                                                     ---------------------------
                                                     SAUL VICTOR

                                                     /S/ SOPHIA ZIMMER
                                                     ---------------------------
                                                     SOPHIA ZIMMER

                                                     /S/ BOB ZUCKERMAN
                                                     ---------------------------
                                                     BOB ZUCKERMAN

                                                     /S/ MICHAEL FISCHMAN
                                                     ---------------------------
                                                     MICHAEL FISCHMAN

                                                     /S/ MARK PESCI
                                                     ---------------------------
                                                     MARK PESCI

                                                     /S/ GERALD ADAMS
                                                     ---------------------------
                                                     GERALD ADAMS

                                                     /S/ RAYMOND ADAMS
                                                     ---------------------------
                                                     RAYMOND ADAMS

ACKNOWLEDGED AND AGREED:

HELLER FINANCIAL, INC.

By: /S/ SCOTT E. GAST
    -----------------
Name:  SCOTT E. GAST
Title:    Assistant Vice President
Date: 2/27/98

WESTAR SECURITY, INC.

By:/S/ JOHN W. HESSE
   -----------------
Name: John W. Hesse
Title:   Secretary/Treasurer
Date: 2/23/98
                                       18